Aristotle Portfolio Optimization Growth Fund
Schedule of Investments
December 31, 2025 (Unaudited)

AFFILIATED OPEN-END FUNDS - 55.1%	Shares	Value
Affiliated Equity Open-End Funds - 35.1%
Aristotle Core Equity Fund - Class I (a)	7,554,940	$122,314,475
Aristotle Growth Equity Fund - Class I (a)	4,951,860	71,455,341
Aristotle International Equity Fund - Class I (a)	2,474,809	32,420,002
		226,189,818

Affiliated Fixed Income Open-End Funds - 20.0%
Aristotle Core Bond Fund - Class I (a)	3,450,216	30,465,406
Aristotle Core Income Fund - Class I (a)	4,104,819	40,104,084
Aristotle Floating Rate Income Fund - Class I (a)	340,249	3,205,142
Aristotle High Yield Bond Fund - Class I (a)	2,084,720	19,325,355
Aristotle Short Duration Income Fund - Class I (a)	3,439,265	35,355,641
		128,455,628
TOTAL AFFILIATED OPEN-END FUNDS (Cost $294,914,736)		354,645,446

EXCHANGE TRADED FUNDS - 44.7%	Shares	Value
Equity Exchange Traded Funds - 43.2%
iShares Core MSCI Emerging Markets ETF	292,470	19,659,833
iShares Core U.S. REIT ETF	112,619	6,414,778
iShares MSCI EAFE Value ETF	276,944	19,776,571
iShares Russell 1000 Value ETF	414,575	87,201,706
iShares Russell 2000 Growth ETF (b)	58,880	19,018,829
iShares Russell 2000 Value ETF (b)	213,252	38,643,395
iShares Russell Mid-Cap Growth ETF	258,426	35,388,856
iShares Russell Mid-Cap Value ETF	299,389	42,228,819
Vanguard FTSE All World ex-US Small-Cap ETF (b)	68,315	9,791,589
		278,124,376

Fixed Income Exchange Traded Funds - 1.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	67,786	6,526,436
iShares TIPS Bond ETF	29,552	3,248,060
		9,774,496
TOTAL EXCHANGE TRADED FUNDS (Cost $253,025,244)		287,898,872

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.2%	Shares	Value
Money Market Funds - 6.2%
GS Financial Square Government Fund - Institutional Class, 3.67% (c)	40,110,141	40,110,141
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $40,110,141)		40,110,141

TOTAL INVESTMENTS - 106.0% (Cost $588,050,121)		682,654,459
Money Market Deposit Account - 0.3% (d)		1,629,596
Liabilities in Excess of Other Assets - (6.3)%		(40,485,753)
TOTAL NET ASSETS - 100.0%		$643,798,302

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $39,309,369.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Open-End Funds	$354,645,446	$–	$–	$354,645,446
Exchange Traded Funds	287,898,872	–	–	287,898,872
Investments Purchased with Proceeds from Securities Lending	40,110,141	–	–	40,110,141
Total Investments	$682,654,459	$–	$–	$682,654,459

Refer to the Schedule of Investments for further disaggregation of investment categories.